EXIBIT 99 (c)


                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                    CEO Certification of Financial Statements

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies in his capacity as an officer of Legal Club of America Corporation. (the "Company") that (a) the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.


Date: May 14, 2003                             /s/ BRETT MERL
                                               ----------------------------
                                               Brett Merl,
                                               Chairman and CEO

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